Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  October 1, 2009

                                THIRD POINT LLC

                                By: Daniel S. Loeb, Chief Executive Officer


                                By: /s/ William Song
                                    --------------------------------------------
                                    Name:  William Song
                                    Title: Attorney-in-Fact



                                THIRD POINT OFFSHORE MASTER FUND, L.P.

                                By: Third Point Advisors II L.L.C., its general
                                    partner

                                By: Daniel S. Loeb, Managing Director


                                 By: /s/ William Song
                                    --------------------------------------------
                                    Name:  William Song
                                    Title: Attorney-in-Fact



                                THIRD POINT ADVISORS II L.L.C.
                                By: Daniel S.Loeb, Managing Director


                                 By: /s/ William Song
                                    --------------------------------------------
                                    Name:  William Song
                                    Title: Attorney-in-Fact



                                DANIEL S. LOEB


                                By: /s/ William Song
                                    --------------------------------------------
                                    Name:  William Song
                                    Title: Attorney-in-Fact




             [JOINT FILING AGREEMENT OF SCHEDULE 13G WITH RESPECT TO
                             ENERGY PARTNERS, LTD.]